Exhibit 99.2

MAIN STREET BANKS, INC.

FINANCIAL HIGHLIGHTS

(Unaudited)

	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	Six months ended June 30,
						2005	2004
RESULTS OF OPERATIONS
Net interest income	$22,980,484	$21,610,573	$21,430,713	$20,832,969	$20,219,242	$44,591,057	$40,145,640
Net interest income (tax equivalent)	23,155,302	21,785,622	21,612,019	21,021,094	20,419,505	44,940,924	40,561,060
Provision for loan losses	4,050,000	2,208,555	2,956,380	1,602,500	1,310,000	6,258,555	2,871,000
Non-interest income	7,746,402	7,926,280	7,541,744	7,821,682	7,418,708	15,672,682	15,258,606
Non-interest expense	17,285,513	15,503,167	15,410,405	15,494,210	16,134,081	32,788,680	31,713,116
Net income	5,805,994	8,182,991	7,698,582	8,263,915	7,391,018	13,988,985	14,987,763

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,759,766	1,731,089	1,670,976	1,620,436	1,551,258	1,745,507	1,511,065
Investment securities	309,483	316,742	293,933	288,443	282,850	313,092	271,852
Earning assets	2,100,824	2,090,508	2,030,527	1,940,675	1,864,339	2,095,695	1,817,360
Total assets	2,357,624	2,335,055	2,271,783	2,176,797	2,096,734	2,346,402	2,043,147
Deposits	1,722,226	1,709,580	1,687,864	1,584,819	1,547,739	1,715,938	1,506,394
Shareholders’ equity	284,355	280,723	234,796	218,058	215,051	282,549	212,461

PER COMMON SHARE
Earnings per share - Basic	$0.27	$0.38	$0.39	$0.43	$0.38	$0.66	$0.78
Earnings per share - Diluted	$0.27	$0.38	$0.38	$0.41	$0.37	$0.64	$0.75
Book value per share at end of period	$13.42	$13.16	$13.10	$11.43	$10.94	$13.42	$10.94
End of period shares outstanding	21,415,607	21,315,955	21,229,545	19,457,741	19,381,000	21,415,607	19,381,000
Weighted average shares outstanding
Basic	21,375,087	21,277,737	19,756,947	19,428,145	19,351,343	21,326,681	19,316,112
Diluted	21,899,426	21,818,118	20,372,205	20,015,560	19,974,058	21,788,863	19,948,822

STOCK PERFORMANCE
Market Price:
Closing	$25.46	$26.45	$34.93	$30.60	$28.10	$25.46	$28.10
High	$26.46	$35.34	$34.93	$30.60	$28.82	$35.34	$28.82
Low	$22.58	$26.35	$28.55	$26.46	$25.62	$22.58	$24.90
Trading volume	3,824,400	4,241,000	2,893,800	1,755,400	2,010,000	8,065,400	3,713,700
Cash dividend per share	0.1525	0.1525	0.1350	0.1350	0.1350	0.3050	0.2700
Dividend payout ratio	57.52%	40.66%	35.72%	32.70%	36.48%	47.64%	35.92%
Price to trailing twelve months earnings	17.8	17.2	22.6	19.8	18.8	17.8	18.8
Price to book value	1.90	2.01	2.67	2.68	2.57	1.90	2.57

PERFORMANCE RATIOS
Return on average assets	0.99%	1.40%	1.36%	1.52%	1.41%	1.19%	1.47%
Return on average equity	8.17%	11.66%	13.12%	15.16%	13.75%	9.90%	14.11%
Average earning assets to average total assets	89.11%	89.53%	89.38%	89.15%	88.92%	89.32%	88.95%
Average loans as percentage of average deposits	102.18%	101.26%	99.00%	102.25%	100.23%	101.72%	100.31%
Net interest margin (tax equivalent)	4.42%	4.18%	4.23%	4.31%	4.41%	4.32%	4.50%
Average equity to average assets	12.06%	12.02%	10.34%	10.02%	10.26%	12.04%	10.40%
Non-interest income ratio	25.21%	26.84%	26.03%	27.30%	26.84%	26.01%	27.54%
Efficiency ratio	56.26%	52.49%	53.19%	54.07%	58.38%	54.41%	57.24%

ASSET QUALITY
Total non-performing assets	$15,637,850	$21,043,190	$14,420,734	$5,845,129	$8,909,958	$15,637,850	$8,909,958
Non-performing assets as a percentage of loans plus foreclosed assets	0.88%	1.21%	0.85%	0.35%	0.56%	0.88%	0.56%
Net annualized (charge-offs) recoveries as a percentage of average loans	0.86%	0.56%	0.48%	0.11%	0.09%	0.71%	0.12%
Reserve for loan losses as a percentage of loans, at end of period	1.43%	1.43%	1.48%	1.47%	1.45%	1.43%	1.45%

OPERATING EARNINGS
Net income	$5,805,994	$8,182,991	$7,698,582	$8,263,915	$7,391,018	$13,988,985	$14,987,763
Amortization of intangible assets, net	94,150	92,700	88,266	88,266	87,666	186,850	188,929
Job reductions	—	—	—	—	231,845	—	231,845
Contract buyout, net	—	—	—	—	172,366	—	172,366
Systems write-offs, net	—	—	—	—	342,104	—	342,104

Operating income	$5,900,144	$8,275,691	$7,786,848	$8,352,181	$8,224,998	$14,175,835	$15,923,007

Operating earnings per share
Basic	$0.28	$0.39	$0.39	$0.43	$0.43	$0.66	$0.82
Diluted	$0.27	$0.38	$0.38	$0.42	$0.41	$0.65	$0.80

Average tangible assets (in thousands)	$2,255,383	$2,232,760	$2,168,483	$2,073,327	$1,993,288	$2,244,134	$1,942,071
Average tangible equity (in thousands)	182,114	178,427	131,496	114,588	111,605	180,281	111,385

Operating return on average tangible assets	1.05%	1.48%	1.44%	1.61%	1.65%	1.26%	1.64%
Operating return on average tangible equity	12.96%	18.55%	23.69%	29.16%	29.48%	15.73%	28.59%

OPERATING BASIS
Non-interest expense	$17,142,861	$15,362,712	$15,276,669	$15,360,474	$16,001,254	$32,505,574	$31,426,859
Net interest income	22,980,484	21,610,573	21,430,713	20,832,969	20,219,242	44,591,057	40,145,640
Non-interest income	7,746,402	7,926,280	7,541,744	7,821,682	7,418,708	15,672,682	15,258,606
Efficiency Ratio	55.79%	52.01%	52.73%	53.61%	57.90%	53.94%	56.72%

MAIN STREET BANKS, INC.

CONSOLIDATED AVERAGE BALANCE SHEET

(Unaudited)

	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	Six months ended June 30,
						2005	2004
ASSETS
Cash and due from banks	$38,036,348	$38,413,540	$40,385,275	$39,565,158	$38,220,151	$38,223,902	$37,096,382
Interest-bearing deposits in banks	141,033	243,567	323,412	662,555	660,111	192,017	415,548
Federal funds sold and securities purchased under agreements to resell	885,618	13,026,003	36,014,795	1,037,646	357,846	6,922,274	7,057,811
Investment securities available for sale	298,152,668	305,185,107	282,198,873	276,497,775	270,851,196	301,649,461	260,232,612
Investment securities held to maturity	11,329,939	11,556,504	11,733,821	11,945,588	11,998,340	11,442,595	11,619,323
Other investments	25,327,171	24,575,322	21,866,256	24,140,813	21,352,832	24,953,324	20,696,734
Mortgage loans held for sale	5,221,734	4,833,054	7,413,513	5,954,007	7,860,559	5,028,468	6,273,627
Loans, net of unearned income	1,759,765,993	1,731,088,740	1,670,976,218	1,620,436,393	1,551,258,388	1,745,506,585	1,511,064,500
Allowance for loan losses	(24,995,678)	(25,278,951)	(24,559,019)	(23,402,241)	(22,505,292)	(25,136,532)	(21,956,993)

Loans, net	1,734,770,315	1,705,809,789	1,646,417,199	1,597,034,152	1,528,753,096	1,720,370,053	1,489,107,507

Premises and equipment, net	53,253,079	53,664,240	52,672,981	50,125,904	46,440,339	53,457,523	45,036,091
Other real estate	2,620,025	2,254,889	1,868,635	1,914,645	2,584,703	2,438,465	2,705,695
Accrued interest receivable	9,761,184	9,721,005	9,091,675	9,058,791	7,874,920	9,741,205	7,745,125
Goodwill and other intangible assets	102,240,940	102,295,536	103,299,382	103,470,116	103,445,869	102,268,087	101,075,802
Bank owned life insurance	57,846,281	44,896,055	41,722,058	41,191,340	41,471,029	51,406,942	39,699,635
Other assets	18,037,491	18,580,516	16,774,679	14,198,902	14,863,167	18,307,508	14,385,286

Total assets	$2,357,623,826	$2,335,055,127	$2,271,782,554	$2,176,797,392	$2,096,734,158	$2,346,401,824	$2,043,147,178

LIABILITIES
Total deposits	$1,722,225,634	$1,709,580,366	$1,687,864,307	$1,584,818,716	$1,547,738,831	$1,715,937,933	$1,506,393,900
Accrued interest payable	4,305,048	3,873,319	3,678,457	3,312,458	3,129,282	4,090,376	3,077,639
Federal Home Loan Bank advances	208,078,853	199,122,844	205,771,676	158,242,407	148,344,127	203,625,589	147,751,919
Federal funds purchased and securities sold under repurchase agreements	83,251,628	82,413,785	80,364,169	153,386,148	126,594,813	82,835,021	118,596,695
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000	50,443,500
Other liabilities	3,860,957	7,795,279	7,761,366	7,432,893	4,329,275	5,817,250	4,422,349

Total liabilities	2,073,269,120	2,054,332,593	2,036,986,975	1,958,739,621	1,881,683,328	2,063,853,169	1,830,686,002

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	162,787,929	161,945,001	116,719,468	107,626,919	107,346,374	162,368,794	104,878,948
Retained earnings	133,235,732	128,537,617	126,192,533	120,402,848	114,838,884	130,899,654	113,363,335
Accumulated other comprehensive income	(2,879,366)	(970,495)	673,167	(1,182,407)	1,655,161	(1,930,204)	3,008,257
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,364)

Total shareholders’ equity	284,354,706	280,722,534	234,795,579	218,057,771	215,050,830	282,548,655	212,461,176

Total liabilities and shareholders’ equity	$2,357,623,826	$2,335,055,127	$2,271,782,554	$2,176,797,392	$2,096,734,158	$2,346,401,824	$2,043,147,178

MAIN STREET BANKS, INC.

CONSOLIDATED END OF PERIOD BALANCE SHEET

(Unaudited)

	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004
ASSETS
Cash and due from banks	$35,632,553	$37,016,874	$35,090,563	$55,719,486	$42,090,671
Interest-bearing deposits in banks	125,141	144,243	317,953	1,058,235	1,078,334
Federal funds sold and securities purchased under agreements to resell	355,123	1,241,968	35,812,949	24,410,000	713,000
Investment securities available for sale	304,031,061	288,157,730	315,520,771	282,814,235	272,596,604
Investment securities held to maturity	13,110,149	11,510,170	11,715,948	11,835,353	11,998,436
Other investments	26,073,954	22,378,119	23,781,977	23,040,424	23,876,638
Mortgage loans held for sale	8,633,024	5,915,770	4,562,962	6,931,843	6,221,181
Loans, net of unearned income	1,763,780,879	1,743,589,208	1,699,035,573	1,653,615,534	1,594,290,721
Allowance for loan losses	(25,242,328)	(24,983,997)	(25,191,175)	(24,256,034)	(23,118,946)

Loans, net	1,738,538,551	1,718,605,211	1,673,844,398	1,629,359,500	1,571,171,775

Premises and equipment, net	53,101,387	53,248,494	53,469,516	52,504,434	48,391,110
Other real estate	4,094,710	1,888,882	2,141,040	1,082,267	1,914,985
Accrued interest receivable	10,012,138	9,577,443	9,762,826	9,243,097	9,060,367
Goodwill and other intangible assets	102,234,740	102,294,796	102,169,572	103,392,163	103,514,753
Bank owned life insurance	58,271,098	57,586,480	42,056,525	41,528,162	41,006,405
Other assets	17,209,180	18,672,474	16,286,895	15,473,682	13,530,493

Total assets	$2,371,422,809	$2,328,238,654	$2,326,533,895	$2,258,392,881	$2,147,164,752

LIABILITIES
Total deposits	$1,677,850,141	$1,746,438,371	$1,710,209,913	$1,630,286,409	$1,566,290,310
Accrued interest payable	4,714,122	4,365,986	3,955,183	3,488,406	3,284,308
Federal Home Loan Bank advances	203,302,648	185,936,423	201,070,198	226,203,972	166,337,747
Federal funds purchased and securities sold under repurchase agreements	135,722,681	56,563,910	73,367,456	115,191,909	142,324,882
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000
Other liabilities	10,803,254	2,897,625	8,300,069	9,353,208	5,413,930

Total liabilities	2,083,939,846	2,047,749,315	2,048,449,819	2,036,070,904	1,935,198,177

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	163,109,671	162,418,990	159,520,536	108,197,312	107,446,736
Retained earnings	135,005,706	131,273,960	127,566,247	121,717,798	116,073,951
Accumulated other comprehensive income	(1,842,825)	(4,414,022)	(213,118)	1,196,456	(2,764,523)
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)

Total shareholders’ equity	287,482,963	280,489,339	278,084,076	222,321,977	211,966,575

Total liabilities and shareholders’ equity	$2,371,422,809	$2,328,238,654	$2,326,533,895	$2,258,392,881	$2,147,164,752

MAIN STREET BANKS, INC.

LOAN AND DEPOSIT STRATIFICATION - AVERAGE BALANCE

(Unaudited)

	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004
LOAN PORTFOLIO
Real estate:
Residential Mortgage	$294,195,800	$292,858,471	$281,462,005	$273,432,769	$282,232,843
Construction	445,263,060	423,305,704	391,920,774	363,078,743	330,890,205
Commercial real estate	850,921,595	849,083,205	830,254,990	810,360,972	777,875,079
Commercial and Industrial	132,200,777	130,172,235	128,991,523	132,863,667	121,775,532
Consumer	40,522,214	38,727,904	41,144,935	43,192,305	40,504,974
Unearned income	(3,337,453)	(3,058,779)	(2,798,009)	(2,492,063)	(2,020,245)

Total loans	$1,759,765,993	$1,731,088,740	$1,670,976,218	$1,620,436,393	$1,551,258,388

Loan growth	1.7%	3.6%	3.1%	4.5%	2.6%
Loan growth, annualized	6.6%	14.6%	12.4%	17.7%	10.6%

DEPOSITS
Non-interest bearing demand	$248,007,497	$236,034,860	$239,012,426	$236,870,114	$235,033,715
Interest bearing demand	108,260,094	100,286,778	101,438,793	101,844,880	104,994,476
Money Market	418,816,788	424,103,093	380,844,795	351,463,821	332,538,410
Savings	38,493,959	39,130,954	40,449,412	40,809,815	39,958,418

Total transaction accounts	813,578,338	799,555,685	761,745,426	730,988,630	712,525,019

Public funds - transaction	129,016,632	136,729,949	146,006,064	95,022,428	102,267,990

Total low cost core deposits	942,594,970	936,285,634	907,751,490	826,011,058	814,793,009

Time deposits - public funds	6,498,787	8,639,465	13,886,003	15,522,522	16,828,993
Time deposits	773,131,877	764,655,267	766,226,814	743,285,136	716,116,829

Total deposits	$1,722,225,634	$1,709,580,366	$1,687,864,307	$1,584,818,716	$1,547,738,831

Deposit growth	0.7%	1.3%	6.5%	2.4%	1.1%
Deposit growth, annualized	3.0%	5.2%	25.9%	9.5%	4.4%

Percentage low cost core to total deposits	54.7%	54.8%	53.8%	52.1%	52.6%
Percentage growth of low cost core deposits	0.7%	3.1%	9.9%	1.4%	2.5%
Annualized growth of low cost core deposits	2.7%	12.7%	39.4%	5.5%	10.2%

MAIN STREET BANKS, INC.

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	Six months ended June 30,
						2005	2004
NET INTEREST INCOME
Loans, including fees	$32,116,060	$29,590,608	$28,519,255	$26,809,369	$25,473,584	$61,706,668	$50,255,426
Interest on investment securities:
Taxable	2,748,206	2,761,476	2,518,397	2,428,436	2,362,075	5,509,682	4,609,113
Non-taxable	339,353	339,801	351,946	365,183	388,746	679,154	806,403
Federal funds sold and repurchase agreements	8,697	66,071	147,716	2,111	3,751	74,768	34,150
Interest bearing deposits in banks	12,168	12,052	7,495	6,545	3,724	24,220	8,947
Interest on other investments	236,682	189,875	122,662	240,218	238,518	426,557	444,180

Total interest income	35,461,166	32,959,883	31,667,471	29,851,862	28,470,398	68,421,049	56,158,219

INTEREST EXPENSE
Interest-bearing demand and money market	3,643,040	3,500,665	2,505,441	1,885,099	1,828,848	7,143,705	3,151,066
Savings	66,256	62,247	64,185	61,766	73,775	128,503	162,482
Time deposits	5,748,930	5,192,482	5,117,216	4,756,612	4,470,715	10,941,412	8,933,803
Other time deposits	39,661	43,928	65,963	64,442	64,462	83,589	120,275
Federal funds purchased	633,879	457,841	357,707	561,511	333,018	1,091,720	367,719
Federal Home Loan Bank advances	1,455,212	1,178,544	1,227,700	876,478	663,793	2,633,756	1,530,051
Interest expense on subordinated debentures	826,424	748,720	724,326	637,085	574,946	1,575,144	1,149,892
Other	67,280	164,883	174,220	175,900	241,599	232,163	597,291

Total interest expense	12,480,682	11,349,310	10,236,758	9,018,893	8,251,156	23,829,992	16,012,579

Net interest income	22,980,484	21,610,573	21,430,713	20,832,969	20,219,242	44,591,057	40,145,640
Provision for loan losses	4,050,000	2,208,555	2,956,380	1,602,500	1,310,000	6,258,555	2,871,000

Net interest income after provision for loan losses	18,930,484	19,402,018	18,474,333	19,230,469	18,909,242	38,332,502	37,274,640

NON-INTEREST INCOME
Service charges on deposit accounts	2,152,332	1,896,864	2,047,804	2,165,224	2,023,191	4,049,196	3,903,712
Other customer service fees	362,387	340,037	375,445	276,909	352,392	702,424	709,187
Mortgage banking revenue	680,997	692,322	721,363	809,807	859,631	1,373,319	1,742,759
Investment brokerage revenue	148,419	400,504	194,241	133,479	185,330	548,923	500,410
Insurance agency revenue	2,349,254	3,173,741	2,393,185	2,514,479	2,370,375	5,522,995	5,142,076
Income from SBA lending	1,538,549	829,381	946,164	1,270,397	367,859	2,367,930	853,777
Other income	514,464	593,431	863,542	651,387	1,259,930	1,107,895	2,406,685

Total non-interest income	7,746,402	7,926,280	7,541,744	7,821,682	7,418,708	15,672,682	15,258,606

NON-INTEREST EXPENSE
Salaries and other compensation	8,578,707	7,932,171	8,208,721	7,999,790	7,688,444	16,510,878	15,729,643
Employee benefits	1,298,090	1,620,366	1,195,115	1,170,201	1,519,972	2,918,456	3,160,235
Net occupancy and equipment expense	2,114,375	2,051,501	2,079,450	2,090,931	2,208,378	4,165,876	4,068,073
Data processing fees	495,055	510,076	554,645	325,617	223,450	1,005,131	780,751
Professional services	828,967	468,973	506,351	715,789	583,177	1,297,940	1,021,572
Communications and supplies	987,939	962,022	893,426	1,027,203	1,027,631	1,949,961	2,078,519
Amortization of intangible assets	130,764	128,750	122,591	122,591	121,758	259,514	262,402
Other expense	2,851,616	1,829,308	1,850,106	2,042,088	2,761,271	4,680,924	4,611,921

Total non-interest expense	17,285,513	15,503,167	15,410,405	15,494,210	16,134,081	32,788,680	31,713,116

Income before income taxes	9,391,373	11,825,131	10,605,672	11,557,941	10,193,869	21,216,504	20,820,130
Income tax expense	3,585,379	3,642,140	2,907,090	3,294,026	2,802,851	7,227,519	5,832,367

Net income	$5,805,994	$8,182,991	$7,698,582	$8,263,915	$7,391,018	$13,988,985	$14,987,763

EARNINGS PER SHARE
Basic	$0.27	$0.38	$0.39	$0.43	$0.38	$0.66	$0.78
Diluted	$0.27	$0.38	$0.38	$0.41	$0.37	$0.64	$0.75

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	21,375,087	21,277,737	19,756,947	19,428,145	19,351,343	21,326,681	19,316,112
Diluted	21,899,426	21,818,118	20,372,205	20,015,560	19,974,058	21,788,863	19,948,822

CASH DIVIDENDS PER SHARE	$0.1525	$0.1525	$0.1350	$0.1350	$0.1350	$0.3050	$0.2700

MAIN STREET BANKS, INC.

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)

(Unaudited)

	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	Six months ended June 30,
						2005	2004
EARNING ASSETS
Total interest earning assets (in thousands)	$2,101,703	$2,092,064	$2,030,527	$1,940,675	$1,864,339	$2,096,136	$1,817,360

Loans	7.30%	6.84%	6.77%	6.56%	6.58%	7.11%	6.67%
Investment securities	4.23%	4.15%	4.13%	4.11%	4.20%	4.21%	3.97%
Federal funds sold	2.70%	2.03%	1.63%	1.18%	1.12%	2.34%	0.89%
Loans held for sale	6.08%	5.87%	4.65%	4.93%	4.57%	6.01%	4.86%
FHLB stock & other	3.87%	3.60%	2.33%	3.96%	4.43%	3.53%	4.32%

Total interest earning assets	6.80%	6.36%	6.20%	6.12%	6.14%	6.62%	6.21%

INTEREST-BEARING LIABILITIES
Total interest-bearing liabilities (in thousands)	$2,065,982	$2,042,664	$2,025,547	$1,947,994	$1,874,225	$2,054,387	$1,823,186

Demand deposits	1.51%	1.61%	1.26%	0.92%	0.92%	1.57%	0.83%
Demand deposits - public funds	1.99%	1.02%	0.43%	0.61%	1.05%	1.50%	1.07%
Time deposits	2.98%	2.72%	2.72%	2.59%	2.49%	2.86%	2.50%
Retail repurchases	1.71%	1.58%	1.62%	1.62%	1.69%	1.65%	1.70%
Federal funds purchased	3.44%	2.76%	2.28%	1.68%	1.37%	3.20%	1.26%
Federal Home Loan bank advances	2.81%	2.37%	2.37%	2.20%	1.80%	2.61%	1.80%
Securities sold under agreement to repurchase	4.89%	4.62%	4.53%	4.53%	4.57%	4.71%	4.30%
Subordinated debentures	6.43%	5.83%	5.59%	4.92%	4.49%	6.16%	4.58%

Net Cost of Funds	2.42%	2.23%	2.01%	1.84%	1.77%	2.34%	1.77%

NET INTEREST SPREAD
Interest earning assets less interest-bearing liabilities (in thousands)	$35,721	$49,400	$4,980	$(7,319)	$(9,885)	$41,749	$(5,826)

Yield on earning assets less cost of interest-bearing liabilities and non-interest bearing liabilities	4.38%	4.13%	4.19%	4.28%	4.37%	4.28%	4.45%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.42%	4.18%	4.23%	4.31%	4.41%	4.32%	4.50%

MAIN STREET BANKS, INC.

LOAN QUALITY

(Unaudited)

	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	Six months ended June 30,
						2005	2004
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period	$24,983,997	$25,191,175	$24,256,034	$23,118,946	$22,150,651	$25,191,175	$21,151,987
Reserves acquired through acquisition	—	—	—	—	—	—	—
Provision for loan losses	4,050,000	2,208,555	2,956,380	1,602,500	1,310,000	6,258,555	2,871,000
Loans charged-off during the period	(4,188,669)	(3,553,825)	(2,289,524)	(1,103,582)	(657,213)	(7,742,494)	(1,307,351)
Recoveries on loans previously charged-off	397,000	1,138,092	268,285	638,170	315,508	1,535,092	403,310

Net loans (charged-off) recovered during period	(3,791,669)	(2,415,733)	(2,021,239)	(465,412)	(341,705)	(6,207,402)	(904,041)

Reserve for loan losses at end of period	$25,242,328	$24,983,997	$25,191,175	$24,256,034	$23,118,946	$25,242,328	$23,118,946

Net charge-offs to average loans, annualized	0.86%	0.56%	0.48%	0.11%	0.09%	0.71%	0.12%

Gross charge-offs to average loans, annualized	0.95%	0.82%	0.55%	0.27%	0.17%	0.89%	0.17%

Recoveries as a percentage of gross charge-offs	9.48%	32.02%	11.72%	57.83%	48.01%	19.83%	30.85%

Reserve for loan losses as a percentage of loans, at end of period	1.43%	1.43%	1.48%	1.47%	1.45%	1.43%	1.45%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	$11,543,140	$19,036,696	$12,254,820	$4,712,752	$5,179,265	$11,543,140	$5,179,265
Restructured loans	—	—	—	—	—	—	—

Total non-performing loans	11,543,140	19,036,696	12,254,820	4,712,752	5,179,265	11,543,140	5,179,265
Foreclosed assets	4,094,710	2,006,494	2,165,914	1,132,377	3,730,693	4,094,710	3,730,693

Total non-performing assets	$15,637,850	$21,043,190	$14,420,734	$5,845,129	$8,909,958	$15,637,850	$8,909,958

Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.88%	1.21%	0.85%	0.35%	0.56%	0.88%	0.56%

Non-performing assets as a percentage of total assets, at end of period	0.66%	0.90%	0.62%	0.26%	0.41%	0.66%	0.41%

Reserve for loan losses as a percentage of non-performing assets, at end of period	161.42%	118.73%	174.69%	414.98%	259.47%	161.42%	259.47%

Loans 90 days past due and still accruing	$2,367,863	$4,222,658	$5,657,986	$2,062,584	$3,628,399	$2,367,863	$3,628,399

Loans 90 days past due and still accruing as a percentage of loans, at end of period	0.13%	0.24%	0.33%	0.12%	0.23%	0.13%	0.23%